10b5-1 Option Exercise and Sales Plan

This 10b5-1 Option Exercise and Sales Plan is entered into on September 14, 2017 (the “Plan”), between Peter R. Buchler (“Buchler”) and Stephens Inc. (the “Broker”).

WHEREAS, Buchler desires to establish this Plan for the purpose of conducting cashless exercises through Broker of the options identified on Schedule A (the “Options”) to purchase common stock (the “Common Stock”) of Orion Group Holdings, Inc. (the “Company”); and

WHEREAS, Buchler desires to engage Broker to effect the cashless exercise of the Options in connection with this Plan.

NOW, THEREFORE, Buchler and Broker hereby agree as follows:

1.    Exercise Requirements (Amount/Price). All exercises under this Plan shall be cashless exercises through Broker and shall be made in accordance with the terms of Schedule A and the other provisions of this Plan.

2.    Commencement of Trading/Termination. Subject to the provisions of Schedule A, Broker shall commence cashless exercises of the Options on November 21, 2017 and shall cease exercising the Options upon the earlier of:

(a)	close of trading on November 20, 2019;

(b)    the completion of all exercises contemplated in Paragraph 1 of the Plan;

(c)    Broker’s receipt of written notice from Buchler or the Company of the termination of the Options;

(d)    if at any time Broker determines, in its reasonable discretion, that any exercise contemplated hereunder may result in a violation or adverse consequence under the applicable securities laws, including but not limited to, Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or Rule 144 of the Securities Act of 1933, as amended (the “Act”), and Rule 10b5-1;

(e)    the public announcement and closing of a merger, recapitalization, acquisition, tender or exchange offer, or other business combination or reorganization resulting in the exchange or conversion of the shares of the Company into shares of another company;

(f)    written notice of termination by Buchler, the Company, or the Broker given to the other party or parties to the Plan; and

(g)    if the shares are being sold pursuant to a registration statement, upon Broker’s receipt of written notice from Buchler or the Company of the termination, expiration, suspension, or unavailability of the registration statement;

(h)    The Broker’s reasonable determination that:

(i)    the Plan does not comply with Rule 10b5-1 or other applicable laws;

(ii)	Buchler or Broker has not complied with the Plan, Rule 10b5-1, or other applicable securities laws; or

(iii)    Buchler has made misstatements herein or in any client representation letter to Broker.

3.    Modification. This Plan may be modified by mutual agreement of the parties provided that such modification is in writing, is made in good faith, and is not part of a plan or scheme by Buchler to evade prohibitions of Rule 10b5 of the Exchange Act or other applicable laws or regulations, and such modification is pre-cleared or acknowledged by the Company’s designated legal counsel.

4.    Market Disruption or other Disruption. Buchler understands that Broker may not be able to effect an exercise due to a market disruption, a legal, regulatory, or contractual restriction applicable to the Broker or to the relevant market, or a failure of the Company to comply with its share delivery and other obligations contained in the Company Acknowledgement attached hereto. If any exercise cannot be executed as required by Paragraph 1 above due to a market disruption, a legal, regulatory, or contractual restriction applicable to the Broker or any other cause, Broker shall (unless Broker determines to terminate this Plan as provided in Paragraph 2 above) effect such exercise as promptly as practical after the cessation or termination of such market disruption, applicable restriction, or other event provided that, the exercise complies with the exercise requirements as provided in Paragraph 1 above.

In the event of a stock split or reverse stock split, the dollar amount at which shares are sold and number of Option shares will be automatically adjusted to the extent provided in the award notice relating to the Options.

5.    Buchler Representation and Warranties. Buchler represents and warrants that:

(a)    Buchler is not aware at the time of his or her execution hereof of material, nonpublic information with respect to the Company or any securities of the Company (including the Common Stock) and is entering into this Plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1 of the Exchange Act.

(b)    Buchler is currently able to sell shares of Common Stock in accordance with the Company’s insider trading policies and Buchler has obtained the written approval of the Company to enter into this Plan.

(c)    Buchler is currently authorized to exercise the Options with respect to the number of shares of Common Stock specified on Schedule A, and Buchler will provide prompt written notice to Broker in the event such authorization is terminated.

(d)    Buchler shall have no authority to exercise, and shall not attempt to exercise, any influence or control over how, when, or whether to effect the cashless exercise of the Options hereunder.

(e)    Buchler shall not communicate any material, nonpublic information with respect to the Company or any securities of the Company (including the Common Stock and the Options) to any employees or representatives of Broker involved in the administration of this Plan or the execution of any trades hereunder.

(f)    Buchler shall complete, execute, and deliver to Broker, any Notice of Intent to Exercise forms as may be required by Broker or the Company in connection with any exercise of the Options effected hereunder.

(g)    Buchler shall cause the Company to execute and deliver to Broker the Company Acknowledgement attached hereto as Exhibit A.

6.    Compliance with the Securities Laws.

(a)    It is the intent of the parties that this Plan comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act and this Plan shall be interpreted to comply with the requirements of Rule 10b5-1(c) under the Exchange Act.

(b)    Buchler agrees to make all filings, if any, required under Sections 13(d) and 16 of the Exchange Act.

(c)     Buchler agrees to complete, execute and deliver to Broker Forms 144 for the sales to be effected under this Plan at such times and in such numbers as Broker shall request, and, Broker agrees to file such Forms 144 on behalf of Buchler as required by applicable law.

7.    Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of Arkansas.

8.    Notices. Notices of any trades under this Plan shall be delivered in accordance with Schedule B.

9.    Exercise Notice to the Company. Buchler hereby exercises:

(i)
the Option granted to Buchler by the Company on 8/18/2011, expiring 8/17/2021 and elects to purchase for $6.00 per share that number of shares of Common Stock that are exercised with respect to such Option pursuant to the parameters of Schedule A hereto; and

(ii)
the Option granted to Buchler by the Company on 11/20/2014, expiring 11/19/2024 and elects to purchase for $11.35 per share that number of shares of Common Stock that are exercised with respect to such Option pursuant to the parameters of Schedule A hereto; and

(iii)
the Option granted to Buchler by the Company on 11/18/2010, expiring 11/17/2020 and elects to purchase for $13.69 per share that number of shares of Common Stock that are exercised with respect to such Option pursuant to the parameters of Schedule A hereto; and

(iv)
the Option granted to Buchler by the Company on 11/19/2009, expiring 11/18/2019 and elects to purchase for $19.11 per share that number of shares of Common Stock that are exercised with respect to such Option pursuant to the parameters of Schedule A hereto; and

(v)
the Option granted to Buchler by the Company on 9/01/2009, expiring 8/31/2019 and elects to purchase for $19.59 per share that number of shares of Common Stock that are exercised with respect to such Option pursuant to the parameters of Schedule A hereto.

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